Third Quarter 2015 Financial Results November 4, 2015 Exhibit 99.2

Notice to Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP ﬁnancial measures. The required reconciliation to GAAP ﬁnancial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Initiatives Reducing Costs Across the Entire Organization • Taking actions to eliminate over $13 million of G&A and segment operating expenses in 2016 vs 2015, an estimated 22% cost reduction • Additional cost reductions to be identified across organization Reviewing Entire Portfolio of Assets • Core residential housing assets• Non-core, non-residential housing assets Reviewing Capital Structure • Evaluating capital structure Reviewing Additional Disclosures • Reviewing additional disclosures Focusing Forestar on Residential Housing Development 3 Tremendous Changes Underway at Forestar

Third Quarter 2015 Results Impacted By Deferred Tax Asset Valuation Allowance and Impairment Charges Principally Related To Non-Core Oil and Gas Assets 4 ($ in Millions, except per share data) Q3 2015 Q3 2014 Net Income (Loss) - As Reported ($164.2) $5.2 Net Income (Loss) Per Share - As Reported ($4.79) $0.12 Special Items: Deferred Tax Asset Valuation Allowance 98.9 -- Proved Property Impairments – Oil & Gas 42.5 -- Unproved Leasehold Interest Impairments – Oil & Gas 10.3 -- Severance Related Charges 2.2 -- Total Special Items (After-Tax) $153.9 -- Net Income (Loss) – Excluding Special Items* ($10.3) $5.2 Net Income (Loss) Per Share – Excluding Special Items* ($0.31) $0.12 • Q3 2015 financial results include non-cash charges of ($52.8) million, or ($1.54) per share, after-tax, primarily associated with impairment of proved properties and unproved leasehold interests associated with non-core oil and gas assets principally in North Dakota, Nebraska and Kansas • Q3 2015 financial results include a deferred tax asset valuation allowance of ($98.9) million, or ($2.88) per share, as a result of cumulative net losses incurred over the three-year period ending September 30, 2015 primarily due to non-cash asset impairment charges related to the oil and gas segment *Reconciliation to GAAP can be found in the appendix to this presentation Note: Weighted average diluted shares outstanding were 34.3 million in Q3 2015 and 43.9 million in Q3 2014 (Q3 2015 diluted shares outstanding exclude 7.9 million shares associated with tangible equity units issued during Q4 2013)

Segment Results Adversely Impacted By Impairment Charges Related to Non-Core Oil & Gas Assets 5 ($ in Millions, except per share data) Q3 2015 As Reported Q3 2015 Excluding Special Items* Q3 2014 As Reported Segment Earnings (Loss) Real Estate $5.2 $5.2 $16.0 Oil and Gas (86.2) (5.0) 6.0 Other Natural Resources (0.1) (0.1) 0.7 Total Segment Earnings (Loss) ($81.1) $0.1 $22.7 • Q3 2014 real estate segment results include a gain of $7.6 million, pre-tax, associated with acquisition of our partner’s interest in the Eleven multifamily venture in Austin • Q3 2015 oil and gas segment results include non-cash charges of ($81.2) million, pre-tax, principally associated with impairment of proved properties and unproved leasehold interests associated with non-core oil and gas assets principally in North Dakota, Nebraska and Kansas * Reconciliation to GAAP can be found in the appendix to this presentation.

Stable Market Demand in Texas with Construction and Inspection Delays Impacting Lot Sales Timing 6 Texas New Home Inventory Below Equilibrium 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 0 5,000 10,000 15,000 20,000 25,000 30,000 1Q01 1Q02 1Q03 1Q04 1Q05 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 Housing Inventory Months of Supply Equilibrium M on th s of S up pl y Ne w Ho m e In ve nt or ie s Note: Includes ventures Source: Metrostudy and Bureau of Labor Statistics September 2015 vs. September 2014 Austin 3.2% Dallas / Fort Worth 3.2% Houston 1.2% San Antonio 3.7% U.S. Average 2.0% Texas Job Growth vs. National Average • 2015 total lot sales expected to be in the range of 1,400 – 1,600 lots, primarily due to construction and inspection delays 0 500 1,000 1,500 2,000 Q 11 2 Q 21 2 Q 31 2 Q 41 2 Q 11 3 Q 21 3 Q 31 3 Q 41 3 Q 11 4 Q 21 4 Q 31 4 Q 41 4 Q 11 5 Q 21 5 Q 31 5 Re sid en tia l L ot s Developed Lots Lots Under Development Forestar: > 1,440 Lots Under Option Contract

Pipeline of Well Located Class A Multifamily Communities Multifamily Development Projects – Q3 2015 ($ in millions) Project Market FOR Ownership Units % Complete Projected Total Development Cost* Projected Total FOR Contribution* Co m pl et e Eleven Austin 100% 257 100% $40 $25 Midtown Dallas 100% 354 100% 35 11 Un de r C on st ru ct io n 360° Denver 20% 304 99% 56 – 57 4 Acklen Nashville 30% 320 99% 58 – 59 6 HiLine Denver 25% 385 ~45% 71 – 73 6 – 7 Elan 99** Houston 90% 360 ~40% 53 – 55 13 – 14 Music Row Nashville 100% 230 <1% 47 – 48 16 – 17 Dillon Charlotte 100% 379 <3% 81 – 83 28 – 30 69% 2,589 Downtown Edge Austin TBD 234 n/a $48 – 50 TBD Note: Forestar acquired partner’s 75% interest in Eleven venture for $21.5 million in Q3 2014 * Based on estimates, actual results may vary **FOR is limited partner and not developer of this project 7 Po te nt ia l De ve lo pm en t Si te

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Third Quarter 2014 Non-Cash Gains and Lot Closing Delays Impact Year-Over-Year Real Estate Results ($7.2) ($2.5) $16.0 $1.6 $1.0 $0.2 ($2.2) ($1.7) $5.2 $0 $10 $20 Q3 2014 Multifamily and Income Producing Properties Residential & Commercial Tract Sales Undeveloped Land Sales Gains* Lot Sales Operating Expenses Interest Income Q3 2015 Segment Earnings Reconciliation Q3 2014 vs. Q3 2015 ($ in millions) Q3 2015 Highlights Residential Lots – 301 lots sold • >$76,600 avg. price per lot - up >4% vs Q3 2014 • ~$30,600 gross profit per lot - down >12% vs Q3 2014, due to mix of lots sold Residential Tracts – 220 acres sold • >$2,800 average price per acre Undeveloped Land – 4,616 acres sold, principally from 50% joint-venture • $2,200 average price per acre • ~$3.0 million in segment earnings 10 Note: Includes ventures *Includes $7.6 million gain in Q3 2014 associated with the acquisition of our partner’s 75% interest in the Eleven multifamily venture in Austin for $21.5 million reflecting the fair market value of the project on the date of acquisition. Includes $0.4 million gain in Q3 2015 related to proceeds from Cibolo hotel and occupancy receipts

Real Estate Segment KPI’s Q3 2015 Q3 2014 YTD Q3 2015 YTD Q3 2014 Residential Lot Sales Lots Sold 301 323 1,109 1,834 Average Price / Lot* $76,600 $73,700 $75,000 $54,400 Gross Profit / Lot* $30,600 $34,900 $34,200 $22,800 Commercial Tract Sales Acres Sold 3 4 56 7 Average Price / Acre $28,000 $589,200 $217,000 $369,900 Undeveloped Land Sales Acres Sold 4,616 637 6,595 13,174 Average Price / Acre $2,200 $3,200 $2,400 $2,200 Segment Revenues ($ in Millions) $28.0 $32.4 $100.2 $153.1 Segment Earnings ($ in Millions) $5.2 $16.0 $29.7 $66.9 YTD Q3 2014 average sales price was approximately $64,600 per lot and average gross profit was approximately $28,000 per lot, excluding almost 370 bulk lot sales. Q3 2014 and YTD Q3 2014 real estate segment results include a 7.6 million gain associated with the purchase of our partner’s 75% interest in Eleven, an Austin multifamily project. YTD Q3 2014 results also include a $10.5 million gain associated with a non-monetary exchange of leasehold timber rights for 5,400 acres of undeveloped land with a partner in a consolidated venture. Note: Includes ventures 11 **** ** * * *

Harvesting Value From Timberland Segment Earnings (Loss) Reconciliation Q3 2014 vs. Q3 2015 ($ in millions) $0.7 ($0.5) ($0.2) ($0.2) $0.1 ($0.1) ($0.5) $0.0 $0.5 $1.0 Q3 2014 Operating Costs Fiber Earnings Gain on Timber Lease Termination Water Earnings Q3 2015 Se gm en t E ar ni ng s (L os s) Q3 2015 Highlights • Sold > 60,000 tons of fiber, 35% lower vs. Q3 2014 due to reduced harvest schedules • Average fiber pricing $12.41 per ton, down 8% vs. Q3 2014 due to lower pulpwood and sawtimber pricing 12Note: Includes ventures Note: Q3 2014 segment results include $0.2 million gain associated with the sale of water rights related to a real estate project in Colorado

Other Natural Resources Segment KPI’s Q3 2015 Q3 2014 YTD Q3 2015 YTD Q3 2014 Fiber Sales Pulpwood Tons Sold 45,600 71,500 109,100 157,900 Average Pulpwood Price / Ton $9.89 $11.18 $9.41 $11.00 Sawtimber Tons Sold 14,400 21,500 53,800 100,000 Average Sawtimber Price / Ton $20.41 $21.31 $21.22 $22.38 Total Tons Sold 60,000 93,000 162,900 257,900 Average Price / Ton $12.41 $13.52 $13.31 $15.41 Recreational Leases Average Acres Leased 97,000 107,800 99,900 111,400 Average Lease Rate / Acre $8.93 $8.66 $9.18 $9.17 Segment Revenues ($ in Millions) $1.7 $2.3 $5.4 $7.3 Segment Earnings (Loss) ($ in Millions) * ($0.1) $0.7 ($0.5) $2.2 * Note: Segment results include costs of $0.6 million in Q3 2015, $0.5 million in Q3 2014, $2.2 million in YTD Q3 2015 and $2.6 million in YTD Q3 2014 associated with the development of our water initiatives. ** Q3 2014 and YTD Q3 2014 results include earnings of $0.2 million associated with sale of water rights associated with a real estate project in Colorado and a $0.7 million gain on termination ofatimber lease in connection with the Ironstob venture 13 ** **

Continued Declining Oil Price Negatively Impact Oil & Gas Results $6.0 $1.2 $4.2 ($5.5) ($1.5) ($5.0) ($13.4) ($10) ($5) $0 $5 $10 $15 $20 Q3 2014 Exploratroy Dry Hole Costs Working Interest Volume Operating Expenses Working Interest Cost of Sales Working Interest Pricing Gain on Sale Legacy Minerals Q3 2015 (Exluding Non-Cash Impairments) Se gm en t E ar ni ng s (L os s) $0.4 $3.6 Segment Earnings (Loss) Reconciliation Q3 2014 vs. Q3 2015 ($ in millions) Q3 2015 Highlights • Incurred non-cash impairment charges of ($81.2) million • Principally related to proved properties and unproved leasehold interests in North Dakota, Nebraska and Kansas • Oil production up >18% vs. Q3 2014** • Avg. working interest oil price down nearly 56% vs. Q3 2014** • Segment G&A expenses down 36% in Q3 2015 vs. Q3 2014 • Generated positive cash flow Q3 2015 vs Q3 2014 • Generated approximately $18.4 million in net cash flow in Q3 2015, including approximately $10.6 million from non-core asset sales, compared with ($4) million negative cash flow in Q3 2014 14 * Q3 2015 non-cash charges Include ($81.2) million principally associated with proved property and unproved leasehold interest impairments, primarily associated with non-core oil and gas assets in North Dakota, Nebraska and Kansas. ** Oil volumes and prices include NGL’s Note: Includes ventures Excluding Non-Cash Impairments

Oil and Gas Segment KPI's

	Q3 2015 **	Q3 2014	YTD Q3 2015 **	YTD Q3 2014
Fee Leasing Activity				
Net Fee Acres Leased	1,720	744	3,343	3,865
Average Bonus / Acre	$291	$205	$298	$320
Total Oil and Gas Interests *				
Oil Produced (Barrels)	278,900	250,500	810,800	632,800
Average Price / Barrel	$40.66	$86.13	$44.61	$90.73
NGL Produced (Barrels)	30,400	11,500	81,300	38,500
Average Price / Barrel	$11.52	$41.12	$15.80	$42.56
Natural Gas Produced (MMCF)	551.8	499.7	1,631.2	1,446.1
Average Price / MCF	$2.31	$4.24	$2.71	$4.37
Total BOE	**401,200**	**345,400**	**1,163,900**	**912,400**
Average Price / BOE	**$32.32**	**$70.00**	**$35.97**	**$71.65**
Segment Revenues ($ in Millions)	**$13.5**	**$24.1**	**$42.8**	**$66.1**
Segment Earnings (Loss) ($ in Millions) *	**($86.2)**	**$6.0**	**($146.0)**	**$16.3**
Gross Producing Wells *(end of period)*	**914**	**961**	**914**	**961**

* Includes our share of venture production: 46.8 MMcf in Q3 2015, 49.1 MMcf in Q3 2014, 129.2 MMcf in YTD Q3 2015 and 152.3 MMcf in YTD Q3 2014.

** Q3 2015 oil and gas segment results include approximately $81 million in non-cash charges principally related to impairment of proved properties and leasehold interests associated with non-core oil and gas assets. YTD Q3 2015 oil and gas segment results include approximately $138 million in non-cash charges principally related to impairment of proved properties, leasehold interests and exploratory dry hole costs associated with non-core oil and gas assets, $3.7 million in restructuring costs associated with termination of Fort Worth office lease, retention bonus awards and employee severance costs and ($1.3) million net loss associated with the sale of approximately 27,662 net mineral acres of oil and gas leasehold interests in Nebraska and North Dakota and the disposition of 29 gross (5 net) producing oil and gas wells in Texas, North Dakota, Nebraska, Oklahoma and Colorado for total sale proceeds of $13.1 million.

FORESTAR

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Reconciliation of Non-GAAP Financial Measures (Unaudited) Forestar’s Segment EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, U.S. Generally Accepted Accounting Principles (GAAP). The company believes presenting non-GAAP Segment EBITDA is helpful to analyze financial performance without the impact of items that may obscure trends in the company’s underlying performance. A detailed reconciliation is provided below outlining the differences between these non- GAAP measures and the directly related GAAP measures. Third Quarter Year-to-Date ($ in millions) 2015 2014 2015 2014 Real Estate Segment Earnings in accordance with GAAP $5.2 $16.0 $29.7 $66.9 Depreciation, Depletion & Amortization 2.1 0.7 5.9 2.0 Real Estate Segment EBITDA $7.3 $16.7 $35.6 $68.9 Oil & Gas Segment Earnings (Loss) in accordance with GAAP ($86.2) $6.0 ($146.0) $16.3 Depreciation, Depletion & Amortization 9.2 8.3 24.6 20.7 Oil and Gas Segment EBITDA ($77.0) $14.3 ($121.4) $37.0 Other Natural Resources Segment Earnings (Loss) in accordance with GAAP ($0.1) $0.7 ($0.5) $2.2 Depreciation, Depletion & Amortization 0.1 0.1 0.4 0.4 Other Natural Resources Segment EBITDA $0.0 $0.8 ($0.1) $2.6 Total Segment Total Segment Earnings (Loss) in accordance with GAAP ($81.1) $22.7 ($116.8) $85.4 Depreciation, Depletion & Amortization 11.4 9.1 30.9 23.1 Total Segment EBITDA ($69.7) $31.8 ($85.9) $108.5 16

Reconciliation of Non-GAAP Financial Measures (Unaudited) 17 In our third quarter and first nine months 2015 earnings release and conference call presentation materials furnished to the Securities and Exchange Commission on Form 8-K on November 4, 2015, we used certain non-GAAP financial measures. The non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial statements and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety. Reconciliation of Non-GAAP Financial Measures (Unaudited) The following table shows a reconciliation of net income before special items and earnings per share excluding special items to net income and earnings per share (the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP). Net income excluding special items and earnings per share excluding special items are useful to evaluate the performance of the company because it excludes non-recurring non-cash impairments and other costs, which management believes are not indicative of the ongoing operating results of the business. A reconciliation of net income and earnings per share excluding special items to net income and earnings per share as computed under GAAP is illustrated below: Third Quarter Year-to-Date ($ in millions except per share data) 2015 2014 2015 2014 Net Income (Loss) – As Reported ($164.2) $5.2 ($206.9) $28.4 Earnings (Loss) Per Share – As Reported ($4.79) $0.12 ($6.04) $0.65 Special Items Proved Property Impairments – oil & gas 42.5 ---- 58.8 ---- Unproved Leasehold Interest Impairments – oil & gas 10.3 ---- 23.8 ---- Exploratory Dry Hole Expense and Other Charges ---- ---- 6.9 ---- Severance-Related Charges 2.2 ---- 2.2 ---- Deferred Tax Asset Valuation Allowance 98.9 ---- 98.9 ---- Total Special Items (after-tax) $153.9 $---- $190.6 $---- Total Special Items Per Share (after-tax) $4.48 $---- $5.57 $---- Net Income (Loss) – Excluding Special Items ($10.3) $5.2 ($16.3) $28.4 Net Income (Loss) Per Share – Excluding Special Items ($0.31) $0.12 ($0.47) $0.65

Reconciliation of Non-GAAP Financial Measures (Unaudited) 18 In our third quarter and first nine months 2015 earnings release and conference call presentation materials furnished to the Securities and Exchange Commission on Form 8-K on November 4, 2015, we used certain non-GAAP financial measures. The non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial statements and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety. Reconciliation of Non-GAAP Financial Measures (Unaudited) The following table shows a reconciliation of total segment earnings before special items to total segment earnings (the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP). Total segment earnings excluding special items are useful to evaluate the performance of the company because it excludes non-recurring non-cash impairments and other costs, which management believes are not indicative of the ongoing operating results of the business. A reconciliation of total segment earnings excluding special items to total segment earnings as computed under GAAP is illustrated below: Third Quarter Year-to-Date ($ in millions except per share data) 2015 2014 2015 2014 Total Segment Earnings (Loss) – As Reported ($81.1) $22.7 ($116.8) $85.4 Special Items (pre-tax) Proved Property Impairments – oil & gas 65.4 ---- 90.4 ---- Unproved Leasehold Interest Impairments – oil & gas 15.8 ---- 36.8 ---- Exploratory Dry Hole Expense and Other Charges ---- ---- 10.6 ---- Total Special Items (pre-tax) $81.2 $---- $137.8 $---- Total Segment Earnings – Excluding Special Items $0.1 $22.7 $21.0 $85.4

Reconciliation of Non-GAAP Financial Measures (Unaudited) 19 In our third quarter and first nine months 2015 earnings release and conference call presentation materials furnished to the Securities and Exchange Commission on Form 8-K on November 4, 2015, we used certain non-GAAP financial measures. The non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial statements and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety. Reconciliation of Non-GAAP Financial Measures (Unaudited) The following table shows a reconciliation of total segment earnings before special items to total segment earnings (the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP). Total segment earnings excluding special items are useful to evaluate the performance of the company because it excludes non-recurring non-cash impairments and other costs, which management believes are not indicative of the ongoing operating results of the business. A reconciliation of total segment earnings excluding special items to total segment earnings as computed under GAAP is illustrated below: ($ in millions) Q3 2015 Oil & Gas Segment Earnings (Loss) – As Reported ($86.2) Special Items (pre-tax) Proved Property Impairments – oil & gas 65.4 Unproved Leasehold Interest Impairments – oil & gas 15.8 Total Special Items (pre-tax) $81.2 Oil & Gas Segment Earnings (Loss) – Excluding Special Items ($5.0)

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